SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: December 8, 2003

                         Commission file number 0-14706.

                          INGLES MARKETS, INCORPORATED
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           NORTH CAROLINA                                       56-0846267
     ----------------------------                            -------------------
     (State or other jurisdiction                              (IRS Employer
         of incorporation)                                   Identification No.)

    P.O. Box 6676,  Asheville,  NC                                28816
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(Address of principal executive offices)                        (Zip Code)

                                 (828) 669-2941
              -----------------------------------------------------
              (Telephone number of registrant, including area code)

                                      None
          -------------------------------------------------------------
          (Former name or former address, if changes since last report)

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Item 7. Financial Statements and Exhibits.

(c)   Exhibits.

      Exhibit Number    Exhibit
      --------------    -------

      99.1              Press Release dated December 8, 2003

Item 12. Results of Operations and Financial Condition.

On December 8, 2003, Ingles Markets, Incorporated ("IMKTA") issued a press release announcing financial information for its fourth quarter and year ended September 27, 2003. The press release is attached as Exhibit 99.1 to this Form 8-K.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   INGLES MARKETS, INCORPORATED

                                                   /s/ Brenda S. Tudor
                                                   --------------------------
                                                   Brenda S. Tudor
                                                   Vice President-Finance and
                                                   Chief Financial Officer

Dated December 8, 2003

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                                INDEX TO EXHIBITS

Exhibit Number    Exhibit
--------------    -------

99.1              Press Release dated December 8, 2003